[LORD ABBETT LOGO]

2002
 ANNUAL
    REPORT

 LORD ABBETT
 U.S. GOVERNMENT
   MONEY MARKET FUND

 FOR THE FISCAL YEAR ENDED JUNE 30, 2002

--------------------------------------------------------------------------------
LORD ABBETT U.S. GOVERNMENT MONEY MARKET FUND
ANNUAL REPORT
FOR THE YEAR ENDED JUNE 30, 2002

DEAR SHAREHOLDERS: We are pleased to provide an overview of the Fund's strategies and performance for the year ended June 30, 2002. On this and the following pages, we discuss the factors that influenced performance.

    Thank you for investing in Lord Abbett Mutual Funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

BEST REGARDS,

/s/ Robert S. Dow

ROBERT S. DOW
CHAIRMAN

--------------------------------------------------------------------------------

Q. HOW DID LORD ABBETT U.S. GOVERNMENT MONEY MARKET FUND PERFORM OVER THE YEAR ENDED JUNE 30, 2002?

A. U.S. Government Money Market Fund (the "Fund") returned 1.5%,(1) in the fiscal year ended June 30, 2002, compared with its peer group, the Lipper U.S. Government Money Market Funds Average,(2) which returned 1.8% in the same period. The Fund's Class A shares ended the year with total net assets of $227.2 million and a seven-day current yield of 0.86%.(3) PLEASE REFER TO PAGE 2 FOR STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS.

Q. WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING PERFORMANCE?

A. In general, portfolio yield kept pace with short-term interest rates, which remained at relatively low levels over much of the period. Consistent with its objective to provide current income with minimum credit risk, the Fund remained invested in high-quality, short-term securities issued by the U.S. Treasury(4) and certain U.S. government agency securities, and repurchase agreements. We maintained an average maturity of approximately 27.2 days and concentrated on specific areas of the money market yield curve that we expected to provide the highest incremental yield.

Q. PLEASE DESCRIBE THE MARKET CONDITIONS DURING THE REPORTING PERIOD.

A. The terrorist attacks in the heart of New York's financial district and in our nation's capital on September 11 added an unprecedented level of uncertainty to the markets in the first quarter of the fiscal year. Not surprisingly, investors demonstrated an increased aversion to risk, seeking shelter in high-quality, low-risk securities, including money market funds.
Flight-to-quality buying pushed the two-year Treasury note to levels not seen since 1974.

    By the second quarter of the fiscal year, sentiment had improved, reflecting a mix of factors including the Federal Reserve Board's (the "Fed") additional rate cuts, positive economic data and early

--------------------------------------------------------------------------------

successes in the war on terrorism. Reflecting a perceived reduction in risk, investors searched for higher-yielding investments in stocks and bonds, generating rallies in both markets but sending Treasury prices lower and yields higher.

    The Fed drew a formal close to its recession-fighting mode in the third quarter of the fiscal year, with its statement that the risks in the economy now were balanced between economic weakness and inflation. In shifting to a neutral policy stance, however, the Fed did not commit itself to raising rates, citing continued uncertainty about the sustainability of the strong recovery evidenced so far. That policy continued into the final quarter, as a broad range of events, including corporate accounting scandals, kept investors and markets on edge. Prospects for future rate hikes moved further out on the calendar as the Fed seemed unwilling to interrupt the nascent economic recovery. As a result, short-term interest rates remained at historically low levels.

    Throughout the year, investors turned to government bonds, including mortgage-backed securities, as a haven from accounting and corporate governance risk, and in recognition of a mild weakening in economic statistics.

Q. PLEASE DISCUSS THE FUND'S ECONOMIC OUTLOOK AND POSITIONING.

A. We believe an economic recovery is underway. We also expect that, until the recovery proves self-sustaining, the Fed will keep interest rates low. We will maintain our disciplined investment strategy, investing in high-quality, short-term securities issued by the U.S. Treasury and certain U.S. government agency securities.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED JUNE 30, 2002 REFLECT PERFORMANCE OF CLASS A SHARES WITH ALL DISTRIBUTIONS REINVESTED. 1 YEAR:
1.48%; 5 YEARS: 4.10%; 10 YEARS: 3.96%.

(1) Reflects performance at the net asset value of Class A shares, with all distributions reinvested, for the year ended June 30, 2002.

(2) Lipper U.S. Government Money Market Funds Average aims at investments in financial instruments issued or guaranteed by the U.S. Government, its agencies or its instrumentalities, with dollar-weighted average maturities of less than 90 days. Lipper Inc. is a nationally recognized organization that reports on mutual fund total return performance and calculates fund rankings. Peer averages are based on universes of funds with similar investment objectives. Peer group averages include reinvested dividends and capital gains, if any, and exclude sales charges. (C)2002 REUTERS All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper.

(3) The Fund's Class A current yield refers to the income generated by an investment in the Fund over a seven-day period, which is then annualized. The yield quotation more closely reflects the current earnings of the Fund than the one-year total return quotation.

(4) Unlike U.S. Treasury securities, an investment in the Fund is neither insured nor guaranteed by the U.S. Government.

--------------------------------------------------------------------------------

IMPORTANT PERFORMANCE AND OTHER INFORMATION PERFORMANCE: PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. BECAUSE OF ONGOING MARKET VOLATILITY, FUND PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATION. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Except where noted, comparative fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers several classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Prospectus.

The Fund's portfolio is actively managed and, therefore, allocations are subject to change.

MUTUAL FUNDS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANKS, AND ARE SUBJECT TO INVESTMENT RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. FOR MORE COMPLETE INFORMATION ABOUT THIS OR ANY LORD ABBETT MUTUAL FUND, INCLUDING RISKS, CHARGES AND ONGOING EXPENSES, PLEASE CALL YOUR INVESTMENT PROFESSIONAL OR LORD ABBETT DISTRIBUTOR LLC AT 800-874-3733 FOR A PROSPECTUS. AN INVESTOR SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

SCHEDULE OF INVESTMENTS
JUNE 30, 2002

                                                                                                PRINCIPAL
                                               INTEREST          MATURITY                          AMOUNT         AMORTIZED
INVESTMENTS                                        RATE              DATE       RATING+             (000)              COST
---------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS 97.45%

Farm Credit Discount Note                         1.90%          8/8/2002           A1+       $        66      $     65,867
                                                                                                               ------------
Federal Agricultural Mortgage Corp.               1.75%          7/1/2002           A1+             9,900         9,900,000
Federal Agricultural Mortgage Corp.               1.75%          7/3/2002           A1+             1,250         1,249,878
Federal Agricultural Mortgage Corp.               1.75%         7/11/2002           A1+             7,300         7,296,446
Federal Agricultural Mortgage Corp.               1.75%          8/1/2002           A1+            10,000         9,984,916
Federal Agricultural Mortgage Corp.               1.82%          7/3/2002           A1+             4,867         4,866,506
                                                                                                               ------------
TOTAL                                                                                                            33,297,746
                                                                                                               ------------
Federal Home Loan Bank                            1.68%         7/18/2002           A1+            15,000        14,988,093
Federal Home Loan Bank                            1.69%          7/5/2002           A1+            15,000        14,997,182
Federal Home Loan Bank                            1.71%         7/19/2002           A1+            10,000         9,991,434
Federal Home Loan Bank                            1.72%          9/6/2002           A1+            15,000        14,951,942
Federal Home Loan Bank                           1.725%         9/11/2002           A1+            15,000        14,948,220
Federal Home Loan Bank                            1.73%          7/8/2002           A1+            10,000         9,996,636
Federal Home Loan Bank                            1.73%         7/15/2002           A1+            10,000         9,993,247
Federal Home Loan Bank                            1.77%         7/12/2002           A1+            15,000        14,991,857
Federal Home Loan Bank                            1.83%        10/11/2002           A1+             5,000         4,973,937
                                                                                                               ------------
TOTAL                                                                                                           109,832,548
                                                                                                               ------------
Federal Home Loan Mortgage Corp.                  1.70%         7/10/2002           A1+            15,000        14,993,622
Federal Home Loan Mortgage Corp.                  1.71%         7/31/2002           A1+             3,500         3,495,006
Federal Home Loan Mortgage Corp.                  1.74%         7/25/2002           A1+            10,000         9,988,362
Federal Home Loan Mortgage Corp.                  1.75%         7/18/2002           A1+             1,756         1,754,544
Federal Home Loan Mortgage Corp.                  1.77%          8/2/2002           A1+             5,000         4,992,075
Federal Home Loan Mortgage Corp.                  1.88%         7/24/2002           A1+                65            64,921
Federal Home Loan Mortgage Corp.                  1.90%         8/28/2002           A1+               581           579,211
                                                                                                               ------------
TOTAL                                                                                                            35,867,741
                                                                                                               ------------
Federal National Mortgage Assoc.                  1.68%         7/16/2002           A1+            15,000        14,989,492
Federal National Mortgage Assoc.                  1.71%         7/24/2002           A1+             7,548         7,539,744
Federal National Mortgage Assoc.                  1.73%          9/4/2002           A1+            15,000        14,953,137
Federal National Mortgage Assoc.                  1.74%         8/21/2002           A1+            15,000        14,962,966
Federal National Mortgage Assoc.                  1.75%         7/17/2002           A1+             1,800         1,798,595
Federal National Mortgage Assoc.                  1.76%         7/17/2002           A1+            11,883        11,873,671
Federal National Mortgage Assoc.                  1.80%          7/2/2002           A1+             2,020         2,019,899
Federal National Mortgage Assoc.                  1.85%          7/3/2002           A1+            10,000         9,998,967
                                                                                                               ------------
TOTAL                                                                                                            78,136,471
                                                                                                               ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS 97.45%                                                                 257,200,373
                                                                                                               ============

4                      SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 2002

                                                                                    PRINCIPAL
                                                 INTEREST           MATURITY           AMOUNT         AMORTIZED
INVESTMENTS                                          RATE               DATE            (000)              COST
---------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT 2.73%

REPURCHASE AGREEMENT 2.73%

Repurchase Agreement dated 6/28/2002,
1.90% due 7/1/2002 with State Street
Bank & TRUST Co. collateralized by $6,505,000
of Federal National Mortgage Assoc. At 6.875%
due 9/15/2010; value-$7,354,716;
proceeds: $7,206,363                                1.90%           7/1/2002      $     7,205      $  7,205,222
                                                                                                   ============
TOTAL INVESTMENTS 100.18%                                                                          $264,405,595*
                                                                                                   ============

   * Cost for federal income tax purposes is $264,405,595. Average maturity of investments: 27.2 days.
   + Ratings are unaudited.

                       SEE NOTES TO FINANCIAL STATEMENTS.                      5

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2002

ASSETS:
   Investments in securities, at amortized cost                  $   264,405,595
   Interest receivable                                                     1,141
   Prepaid expenses                                                       21,580
--------------------------------------------------------------------------------
   TOTAL ASSETS                                                      264,428,316
--------------------------------------------------------------------------------
LIABILITIES:
   Payables:
     Management fee                                                      107,360
     12b-1 distribution fees                                               5,927
     Directors' fees                                                     137,701
   Dividends payable                                                     154,633
   Accrued expenses                                                       84,370
--------------------------------------------------------------------------------
   TOTAL LIABILITIES                                                     489,991
================================================================================
NET ASSETS                                                       $   263,938,325
================================================================================
COMPOSITION OF NET ASSETS:
Paid-in capital                                                      263,938,066
Undistributed net investment income                                          259
--------------------------------------------------------------------------------
NET ASSETS                                                       $   263,938,325
================================================================================
Net assets by class:
Class A Shares                                                   $   227,169,575
Class B Shares                                                   $    25,999,724
Class C Shares                                                   $    10,769,026

OUTSTANDING SHARES BY CLASS:
Class A Shares                                                       227,169,341
Class B Shares                                                        25,999,706
Class C Shares                                                        10,769,019

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  (NET ASSETS DIVIDED BY OUTSTANDING SHARES):
Class A Shares-Net asset value                                   $          1.00
Class B Shares-Net asset value                                   $          1.00
Class C Shares-Net asset value                                   $          1.00
================================================================================

6                      SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
For the Year Ended June 30, 2002

INVESTMENT INCOME:
Interest                                                         $     5,719,866

EXPENSES:
Management fee                                                         1,230,637
Shareholder servicing                                                    728,135
12b-1 distribution plan-Class B                                          135,454
Registration                                                              76,366
Professional                                                              46,056
Reports to shareholders                                                   35,431
Custody                                                                   10,993
Fund administration                                                        9,543
Directors' fees                                                            8,517
Other                                                                     15,297
--------------------------------------------------------------------------------
Gross expenses                                                         2,296,429
   Expense reductions                                                    (31,592)
   12b-1 distribution plan-Class B reimbursement                         (13,800)
--------------------------------------------------------------------------------
NET EXPENSES                                                           2,251,037
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                            $     3,468,829
================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.                      7

STATEMENTS OF CHANGES IN NET ASSETS

                                                            YEAR ENDED         YEAR ENDED
INCREASE IN NET ASSETS                                   JUNE 30, 2002      JUNE 30, 2001
OPERATIONS:
Net investment income                                  $     3,468,829    $     9,827,526
Net realized gain on investments                                     -                259
-----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS         3,468,829          9,827,785
=========================================================================================
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
   Class A                                                  (3,247,108)        (9,198,088)
   Class B                                                    (135,369)          (418,623)
   Class C                                                     (86,352)          (210,815)
-----------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                         (3,468,829)        (9,827,526)
=========================================================================================
CAPITAL SHARE TRANSACTIONS:
Proceeds from sales of shares                              713,385,913        315,417,814
Reinvestment of distributions                                3,472,177          9,456,476
Cost of shares reacquired                                 (674,845,965)      (304,681,351)
-----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
  RESULTING FROM CAPITAL SHARE TRANSACTIONS                 42,012,125         20,192,939
-----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                                  42,012,125         20,193,198
=========================================================================================
NET ASSETS:
Beginning of year                                          221,926,200        201,733,002
-----------------------------------------------------------------------------------------
END OF YEAR                                            $   263,938,325    $   221,926,200
=========================================================================================
UNDISTRIBUTED NET INVESTMENT INCOME                    $           259                  -
=========================================================================================

8                      SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                                            YEAR ENDED 6/30
                                                   --------------------------------------------------------------
                                                     2002          2001          2000         1999         1998
PER SHARE OPERATING PERFORMANCE (CLASS A SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                 $   1.00      $   1.00      $   1.00     $   1.00     $   1.00
                                                   ========      ========      ========     ========     ========

Investment operations

  Net investment income                                 .01           .05           .05          .04          .05

  Net realized gain                                       -             -(b)          -            -            -
                                                   --------      --------      --------     --------     --------
    Total from investment operations                    .01           .05           .05          .04          .05
                                                   --------      --------      --------     --------     --------
Distributions to shareholders from
  net investment income                                (.01)         (.05)         (.05)        (.04)        (.05)
                                                   --------      --------      --------     --------     --------
NET ASSET VALUE, END OF YEAR                       $   1.00      $   1.00      $   1.00     $   1.00     $   1.00
                                                   ========      ========      ========     ========     ========

Total Return(a)                                        1.48%         5.02%         4.93%        4.36%        4.79%

RATIOS TO AVERAGE NET ASSETS

  Expenses, including expense
  reductions                                            .86%          .87%          .84%         .76%         .83%

  Expenses, excluding expense
  reductions                                            .87%          .90%          .84%         .76%         .83%

  Net investment income                                1.46%+        4.89%+        4.79%        4.31%        4.68%

                                                                            YEAR ENDED 6/30
                                                   --------------------------------------------------------------
SUPPLEMENTAL DATA:                                   2002          2001          2000         1999         1998
=================================================================================================================
  Net assets, end of year (000)                    $227,169      $201,174      $190,817     $184,600     $162,631
=================================================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.                      9

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                            YEAR ENDED 6/30
                                                   --------------------------------------------------------------
                                                     2002          2001          2000         1999         1998
PER SHARE OPERATING PERFORMANCE (CLASS B SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                 $   1.00      $   1.00      $   1.00     $   1.00     $   1.00
                                                   ========      ========      ========     ========     ========

Investment operations

Net investment income                                   .01           .04           .04          .04          .04

Net realized gain                                         -             -(b)          -            -            -
                                                   --------      --------      --------     --------     --------
    Total from investment operations                    .01           .04           .04          .04          .04
                                                   --------      --------      --------     --------     --------
Distributions to shareholders from
  net investment income                                (.01)         (.04)         (.04)        (.04)        (.04)
                                                   --------      --------      --------     --------     --------
NET ASSET VALUE, END OF YEAR                       $   1.00      $   1.00      $   1.00     $   1.00     $   1.00
                                                   ========      ========      ========     ========     ========

Total Return(a)                                         .80%         4.24%         4.13%        3.76%        4.01%

RATIOS TO AVERAGE NET ASSETS

  Expenses, including waiver and expense
    reductions                                         1.53%         1.62%         1.59%        1.52%        1.59%

  Expenses, excluding waiver and expense
    reductions                                         1.62%         1.65%         1.59%        1.52%        1.59%

  Net investment income                                 .71%+        4.14%+        4.01%        3.52%        3.96%

                                                                            YEAR ENDED 6/30
                                                   --------------------------------------------------------------
SUPPLEMENTAL DATA:                                   2002          2001          2000         1999         1998
=================================================================================================================
Net assets, end of year (000)                      $ 26,000      $ 14,059       $ 8,987     $ 11,188     $  1,760
=================================================================================================================

10                     SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                            YEAR ENDED 6/30
                                                   --------------------------------------------------------------
                                                     2002          2001          2000         1999         1998
PER SHARE OPERATING PERFORMANCE (CLASS C SHARES)
NET ASSET VALUE, BEGINNING OF YEAR                 $   1.00      $   1.00      $   1.00     $   1.00     $   1.00
                                                   ========      ========      ========     ========     ========

Investment operations

  Net investment income                                 .01           .05           .05          .04          .05

  Net realized gain                                       -             -(b)          -            -            -
                                                   --------      --------      --------     --------     --------
    Total from investment operations                    .01           .05           .05          .04          .05
                                                   --------      --------      --------     --------     --------
Distributions to shareholders from
  net investment income                                (.01)         (.05)         (.05)        (.04)        (.05)
                                                   --------      --------      --------     --------     --------
NET ASSET VALUE, END OF YEAR                       $   1.00      $   1.00      $   1.00     $   1.00     $   1.00
                                                   ========      ========      ========     ========     ========

Total Return(a)                                        1.48%         5.02%         4.93%        4.36%        4.79%

RATIOS TO AVERAGE NET ASSETS

  Expenses, including expense
    reductions                                          .86%          .87%          .84%         .76%         .84%

  Expenses, excluding expense
    reductions                                          .87%          .90%          .84%         .76%         .84%

  Net investment income                                1.46%+        4.89%+        4.78%        4.27%        4.73%

                                                                            YEAR ENDED 6/30
                                                   --------------------------------------------------------------
SUPPLEMENTAL DATA:                                   2002          2001          2000         1999         1998
=================================================================================================================
Net assets, end of year (000)                      $ 10,769      $  6,693      $  1,929     $  5,193     $    738
=================================================================================================================

+   The ratios have been determined on a Fund basis.
(a) Total return assumes the reinvestment of all distributions.
(b) Amount is less than $.01

                       SEE NOTES TO FINANCIAL STATEMENTS.                     11

NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

Lord Abbett U.S. Government Securities Money Market Fund, Inc. (the "Company") is an open-end management investment company incorporated under Maryland law on May 9, 1979. The Company is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company. The investment objective of the Company is to seek high current income and preservation of capital through investments in high quality, short-term, liquid securities. The Company offers three classes of shares: Classes A, B, and C. There are no front end sales charges on shares of each class, although a contingent deferred sales charge ("CDSC") may be applied to each class of shares as follows: Class A shares acquired through an exchange; Class B shares redeemed before the sixth anniversary of purchase; Class C shares redeemed before the first anniversary of purchase. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which permit management to make certain estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements. Actual results could differ from those estimates.

2.   SIGNIFICANT ACCOUNTING POLICIES

(a) INVESTMENT VALUATION-The Company values securities utilizing the amortized cost method, which approximates market value. Under this method, all investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity. Securities purchased at face value are valued at cost, which approximates market value.

(b) SECURITY TRANSACTIONS-Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method.

(c) INVESTMENT INCOME-Interest income is recorded on the accrual basis. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d) FEDERAL TAXES-It is the policy of the Company to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(e) EXPENSES-Expenses, excluding class specific expenses are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class B shares bear all expenses related to their 12b-1 Distribution Plan.

3.   MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES
The Company has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Company with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Company's investment portfolio. The management fee is based on average daily net assets at the following annual rates:

--------------------------------------------------------
First $250 million                                  .50%
Next $250 million                                   .45%
Over $500 million                                   .40%

12b-1 DISTRIBUTION PLAN
The Company has adopted a distribution plan (the "Plan") with respect to one or more classes of shares pursuant to Rule 12b-1 of the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon average daily net assets as follows:

FEE                                    CLASS A(1)     CLASS B       CLASS C(1)
------------------------------------------------------------------------------
Service and distribution fee               .15%          .75%(2)       .25%

(1) The Company has not activated the Class A and Class C Plans, and therefore, no payments are authorized currently under the Plans.

(2) For the year ended June 30, 2002, Distributor voluntarily reimbursed .08% of 12b-1 distribution expenses.

Certain of the Company's officers and Directors have an interest in Lord Abbett.

4.   DISTRIBUTIONS

Dividends from net investment income are declared daily and paid monthly.

Certain amounts have been reclassified within the components of net assets based on their federal tax treatment.

5.   DIRECTORS' REMUNERATION

The Company's Director and officers who are associated with Lord Abbett do not receive any compensation from the Company for serving in such capacities. Outside Directors' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, Directors' fees. The deferred amounts are treated as though equivalent dollar amounts had been invested proportionately in the Company and other Lord Abbett-sponsored funds. Such amounts and earnings accrued thereon are included in Directors' fees on the Statement of Operations and in Directors' fees payable on the Statement of Assets and Liabilities and are not deductible for federal income tax purposes until such amounts are paid.

6.   CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company ("SSB") is the Company's custodian. Effective February 11, 2002, SSB began performing fund administration, including certain accounting and record keeping functions relating to portfolio transactions, and calculating the Company's net asset value.

7.   EXPENSE REDUCTIONS

The Company has entered into arrangements with its transfer agent and custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Company's expenses.

8.   INVESTMENT RISKS

The Company's yield may vary in response to changes in interest rates and other market factors.

An investment in the Company is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corp. or any other government agency. Although the Company seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Company.

9.   SUMMARY OF CAPITAL TRANSACTIONS

The Company has authorized 1,000,000,000 shares of $0.001 par value capital stock designated as follows: 700,000,000 Class A shares, 100,000,000 Class B shares and 200,000,000 Class C shares.

                                                        YEAR ENDED                          YEAR ENDED
                                                     JUNE 30, 2002                       JUNE 30, 2001
------------------------------------------------------------------------------------------------------

CLASS A SHARES                            SHARES            AMOUNT            SHARES            AMOUNT
------------------------------------------------------------------------------------------------------
SHARES SOLD                          658,365,239   $   658,365,239       269,713,104   $   269,713,104
REINVESTMENT OF DISTRIBUTIONS          3,258,882         3,258,882         8,920,354         8,920,354
SHARES REACQUIRED                   (635,628,293)     (635,628,293)     (268,277,181)     (268,277,181)
------------------------------------------------------------------------------------------------------
INCREASE                              25,995,828   $    25,995,828        10,356,277   $    10,356,277
------------------------------------------------------------------------------------------------------

CLASS B SHARES
------------------------------------------------------------------------------------------------------

Shares sold                           35,190,779   $    35,190,779        15,060,407   $    15,060,407
Reinvestment of distributions            133,311           133,311           370,692           370,692
Shares reacquired                    (23,383,741)      (23,383,741)      (10,358,551)      (10,358,551)
------------------------------------------------------------------------------------------------------
Increase                              11,940,349   $    11,940,349         5,072,548   $     5,072,548
------------------------------------------------------------------------------------------------------

CLASS C SHARES
------------------------------------------------------------------------------------------------------

Shares sold                           19,829,895   $    19,829,895        30,644,303   $    30,644,303
Reinvestment of distributions             79,984            79,984           165,430           165,430
Shares reacquired                    (15,833,931)      (15,833,931)      (26,045,619)      (26,045,619)
------------------------------------------------------------------------------------------------------
Increase                               4,075,948   $     4,075,948         4,764,114   $     4,764,114
------------------------------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders of
Lord Abbett U.S. Government Securities Money Market Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Lord Abbett U.S. Government Securities Money Market Fund, Inc. (the "Company"), including the schedule of investments, as of June 30, 2002, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and the financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett U.S. Government Securities Money Market Fund, Inc. as of June 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP

August 20, 2002
New York, New York

SHAREHOLDER MEETING RESULTS (UNAUDITED)

A Meeting of Shareholders of the Company was held on July 18, 2002. On May 8, 2002, the record date for shareholders voting at the meeting, there were 245,799,263.989 total outstanding shares. Shareholders of the Company considered the following proposal and the results of their voting were as follows:

To elect the Company's Board Members

                                           FOR             AGAINST
--------------------------------------------------------------------
Robert S. Dow                        139,091,597.529     730,493.929
E. Thayer Bigelow                    139,093,004.139     729,087.319
William H. T. Bush                   139,071,861.274     750,230.184
Robert B. Calhoun, Jr.               139,076,144.824     745,946.634
Stewart S. Dixon                     139,029,650.028     792,441.430
Franklin W. Hobbs                    139,080,729.904     741,361.554
C. Alan MacDonald                    139,058,261.968     763,829.490
Thomas J. Neff                       139,119,853.709     702,237.749
James F. Orr, III                    139,069,550.674     752,540.784

BASIC INFORMATION ABOUT MANAGEMENT (UNAUDITED)

The Company's Board of Directors is responsible for the management of the business and affairs of the Company in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. The Board also initially approves an investment adviser to the Company and continues to monitor the cost and quality of the services provided by the investment adviser.

The following Director is the Managing Partner of Lord, Abbett & Co. LLC ("Lord Abbett"), and is an "interested person" as defined in the Act. Mr. Dow is an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 43 portfolios or series.

                            CURRENT POSITION
NAME, ADDRESS AND           LENGTH OF SERVICE        PRINCIPAL OCCUPATION                 OTHER
DATE OF BIRTH                 WITH COMPANY          DURING PAST FIVE YEARS            DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------
ROBERT S. DOW              Director since          Managing Partner and Chief        N/A
90 Hudson Street           1989; Chairman          Investment Officer of
Jersey City, NJ            since 1996; and         Lord Abbett since 1996.
Date of Birth: 3/8/1945    President since 1995

                            ------------------------

The following outside Directors are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds.

                         CURRENT POSITION
NAME, ADDRESS AND        LENGTH OF SERVICE           PRINCIPAL OCCUPATION                   OTHER
DATE OF BIRTH              WITH COMPANY             DURING PAST FIVE YEARS              DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------
E. THAYER BIGELOW       Director since 1994        Managing General Partner,          Currently serves as a
Bigelow Media, LLC                                 Bigelow Media, LLC                 director of Crane Co.
717 Fifth Avenue,                                  (since 2000); Senior               and Huttig Building
26th Floor                                         Adviser, Time Warner Inc.          Products Inc.
New York, NY                                       (1998 - 2000); Acting
Date of Birth: 10/22/1941                          Chief Executive Officer
                                                   of Courtroom Television
                                                   Network (1997 - 1998);
                                                   President and Chief Executive
                                                   Officer of Time Warner Cable
                                                   Programming, Inc. (1991 - 1997).

16

BASIC INFORMATION ABOUT MANAGEMENT (UNAUDITED) (CONTINUED)

                            CURRENT POSITION
NAME, ADDRESS AND           LENGTH OF SERVICE          PRINCIPAL OCCUPATION                 OTHER
DATE OF BIRTH                 WITH COMPANY            DURING PAST FIVE YEARS            DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------
WILLIAM H.T. BUSH          Director since 1998     Co-founder and Chairman            Currently serves as
Bush-O'Donnell &                                   of the Board of the financial      director of Wellpoint
Co., Inc.                                          advisory firm of                   Health Network,
101 South Hanley Rd,                               Bush-O'Donnell & Company           Mississippi Valley
Suite 1025                                         (since 1986).                      Bancorp, DT Industries
St. Louis, MO                                                                         Inc., and Engineered
Date of Birth: 7/14/1938                                                              Support Systems, Inc.

ROBERT B. CALHOUN, JR.     Director since 1998     Managing Director of               Currently serves as
Monitor Clipper Partners                           Monitor Clipper Partners           director of Avondale,
Two Canal Park                                     (since 1997) and President         Inc., Avondale Mills,
Cambridge, MA                                      of Clipper Asset Management        Inc., IGI/Earth Color,
Date of Birth: 10/25/1942                          Corp., both private equity         Inc., and Interstate
                                                   investment funds (since 1991).     Bakeries Corp.

STEWART S. DIXON           Director since 1979     Partner in the law firm            N/A
Wildman, Harrold,                                  of Wildman, Harrold,
Allen & Dixon                                      Allen & Dixon
225 W. Wacker Drive,                               (since 1967).
Suite 2800
Chicago, IL
Date of Birth: 11/5/1930

FRANKLIN W. HOBBS          Director since 2000     Chief Executive Officer            Currently serves as
Houlihan Lokey                                     of Houlihan Lokey                  director of Adolph
Howard & Zukin                                     Howard & Zukin,                    Coors Company.
685 Third Ave.                                     an investment bank,
New York, NY                                       (January 2002 to present);
Date of Birth: 7/30/1947                           Chairman of Warburg Dillon
                                                   Read (1999 - 2000); Global
                                                   Head of Corporate Finance
                                                   of SBC Warburg Dillon Read
                                                   (1997 - 1999); Chief Executive
                                                   Officer of Dillon, Read & Co.
                                                   (1994 - 1997).

C. ALAN MACDONALD          Director since 1988     Retired - Special Projects         Currently serves as
415 Round Hill Road                                Consulting (since 1992);           director of
Greenwich, CT                                      formerly President and             Fountainhead Water
Date of Birth: 5/19/1933                           CEO of Nestle Foods.               Company, Careside,
                                                                                      Inc., Lincoln Snacks,
                                                                                      J.B. Williams Co., Inc.
                                                                                      (personal care
                                                                                      products) and Seix
                                                                                      Fund, Inc. *

THOMAS J. NEFF             Director since 1982     Chairman of Spencer Stuart,        Currently serves as
Spencer Stuart, U.S.                               U.S., an executive search          director of Ace, Ltd.
277 Park Avenue                                    consulting firm (since 1996);      and Exult, Inc.
New York, NY                                       President of Spencer Stuart,
Date of Birth: 10/2/1937                           U.S. (1979-1996).

                                                                              17

BASIC INFORMATION ABOUT MANAGEMENT (UNAUDITED) (CONTINUED)

                            CURRENT POSITION
NAME, ADDRESS AND           LENGTH OF SERVICE          PRINCIPAL OCCUPATION                 OTHER
DATE OF BIRTH                 WITH COMPANY            DURING PAST FIVE YEARS            DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------
JAMES F. ORR, III          Director since 2002     President and CEO of               Currently serves as
80 Pinckney Street                                 LandingPoint Capital               Chairman of
Boston, MA                                         (since 2002); Chairman and         Rockefeller
Date of Birth: 3/5/1943                            CEO of United Asset                Foundation, Director
                                                   Management Corporation             of Nashua Corp. and
                                                   (2000 to 2001); Chairman and       Memorial Drive Trust.
                                                   CEO of UNUM Provident
                                                   Corporation (1999 - merger);
                                                   Chairman and CEO of UNUM
                                                   Corporation (1988 - 1999).

* Seix Fund, Inc. is a registered investment company that is advised by Seix Investment Advisors Inc. Seix Investment Advisors Inc.'s Chairman, CEO, and Chief Investment Officer is married to Robert Dow, the Fund's Chairman and President and Managing Partner of Lord Abbett.

None of the officers listed below have received compensation from the Company. All the officers of the Company may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, New Jersey 07302.

   NAME AND                CURRENT POSITION           LENGTH OF SERVICE           PRINCIPAL OCCUPATION
(DATE OF BIRTH)              WITH COMPANY            OF CURRENT POSITION         DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
ROBERT I. GERBER           Executive Vice President  Elected in 1997             Partner and Director
(5/29/1954)                                                                      of Taxable Fixed
                                                                                 Income Management,
                                                                                 joined Lord Abbett in
                                                                                 1997.

JOAN A. BINSTOCK           Vice President            Elected in 1999             Partner and Chief
(3/4/1954)                                                                       Operations Officer,
                                                                                 joined Lord Abbett in
                                                                                 1999, prior thereto
                                                                                 Chief Operating
                                                                                 Officer of Morgan
                                                                                 Grenfell.

DANIEL E. CARPER           Vice President            Elected in 1986             Partner, joined Lord
(1/22/1952)                                                                      Abbett in 1979.

PAUL A. HILSTAD            Vice President and        Elected in 1995             Partner and General
(12/13/1942)               Secretary                                             Counsel, joined Lord
                                                                                 Abbett in 1995.

LAWRENCE H. KAPLAN         Vice President and        Elected in 1997             Partner and Deputy
(1/16/1957)                Assistant Secretary                                   General Counsel,
                                                                                 joined Lord Abbett in
                                                                                 1997.

18

BASIC INFORMATION ABOUT MANAGEMENT (UNAUDITED) (CONTINUED)

NAME AND                   CURRENT POSITION           LENGTH OF SERVICE           PRINCIPAL OCCUPATION
(DATE OF BIRTH)              WITH COMPANY            OF CURRENT POSITION         DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
ROBERT A. LEE              Vice President            Elected in 2000             Fixed Income
(8/28/1969)                                                                      Investment Manager -
                                                                                 Mortgage and Asset
                                                                                 Backed Securities,
                                                                                 joined Lord Abbett in
                                                                                 1997.

ROBERT G. MORRIS           Vice President            Elected in 1995             Partner and Director
(11/6/1944)                                                                      of Equity Investments,
                                                                                 joined Lord Abbett in
                                                                                 1991.

A. EDWARD OBERHAUS, III    Vice President            Elected in 1996             Manager of Equity
(12/21/1959)                                                                     Trading, joined Lord
                                                                                 Abbett in 1983.

TRACIE E. RICHTER          Vice President            Elected in 1999             Director of Portfolio
(1/12/1968)                                                                      Accounting and
                                                                                 Operations joined Lord
                                                                                 Abbett in 1999,
                                                                                 formerly Vice President
                                                                                 - Head of Fund
                                                                                 Administration of
                                                                                 Morgan Grenfell from
                                                                                 1998 to 1999, prior
                                                                                 thereto Vice President
                                                                                 of Bankers Trust.

CHRISTINA T. SIMMONS       Vice President and        Elected in 2000             Assistant General
(11/12/1957)               Assistant Secretary                                   Counsel, joined Lord
                                                                                 Abbett in 1999,
                                                                                 formerly Assistant
                                                                                 General Counsel of
                                                                                 Prudential Investments
                                                                                 from 1998 to 1999,
                                                                                 prior thereto Counsel
                                                                                 of Drinker, Biddle &
                                                                                 Reath LLP, a law firm.

FRANCIE W. TAI             Treasurer                 Elected in 2000             Director of Fund
(6/11/1965)                                                                      Administration, joined
                                                                                 Lord Abbett in 2000,
                                                                                 prior thereto Manager
                                                                                 of Goldman Sachs.

[LORD ABBETT(R) LOGO]


   This report when not used for the
general information of shareholders of
the Fund is to be distributed only if
 preceded or accompanied by a current     LORD ABBETT U.S. GOVERNMENT SECURITIES
           Fund Prospectus.                       MONEY MARKET FUND, INC.

  Lord Abbett Mutual Fund shares are
            distributed by:
      LORD ABBETT DISTRIBUTOR LLC
    90 Hudson Street - Jersey City,
         New Jersey 07302-3973                                        LAMM-2-602
                                                                          (8/02)